Exhibit 32.1

CERTIFICATION OF DISCLOSURE PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Zhenyong Gao, Chief Executive Officer of ADMAX Resources, Inc., certify pursuant to 18 U.S.C. Section 1350 as enacted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2006 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of ADMAX Resources, Inc.

ADMAX RESOURCES INC.

Date: November 13, 2006	By:	/s/ Zhenyong Gao
Zhenyong Gao
Title: President, Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Admax Resources, Inc. and will be retained by Admax Resources Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 32.2

CERTIFICATION OF DISCLOSURE PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David W. Ze, Chief Financial Officer of ADMAX Resources, Inc., certify pursuant to 18 U.S.C. Section 1350 as enacted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2006 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of ADMAX Resources, Inc.

ADMAX RESOURCES INC.

Date: November 13, 2006	By:	/s/ David W. Ze
David W. Ze
Title: Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Admax Resouces, Inc. and will be retained by Admax Resouces, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.